The Matterhorn Growth Fund, Inc.

                                   Supplement
                              dated August 22, 2002
                      to Prospectus dated October 26, 2001

Effective September 3, 2002, Unified Fund Services, Inc. will be the transfer agent for your account. Fund operations will not be affected in any way, however, all correspondence, purchases by check and written redemption requests should be mailed to the address noted below. The Transfer Agent will not accept Account Applications sent via fax. Payment by wire transfer should be made according to the instructions below.

Correspondence, purchases by check and written redemption requests:

Regular Delivery                                 Overnight Delivery
Matterhorn Growth Fund, Inc.                     Matterhorn Growth Fund, Inc.
c/o Unified Fund Services, Inc.                  c/o Unified Fund Services, Inc.
P.O. Box 6110                                    431 North Pennsylvania Street
Indianapolis, IN 46206-6110                      Indianapolis, IN 46204


Wire Instructions:
Huntington National Bank
ABA #044000024
DDA Account 01892152851
Attn: Matterhorn Growth Fund, Inc.

Account Name ________________________________
               (Shareholder Name)

Account Number ______________________________
                (Shareholder Account Number)


The Fund's toll-free telephone number,1-800-637-3901, will remain the same, and should be used to direct any questions you have now or after September 3, 2002.

Effective immediately, the Adviser is voluntarily waiving its management fees and 12b-1 fees until further notice.